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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 30, 2003

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-16789 (Commission file number)	04-3565120 (IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453 (Address of principal executive offices)
Registrant's telephone number, including area code: (781) 647-3900
Not Applicable (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

        On July 30, 2003, we signed a definitive agreement to acquire Applied Biotech Inc. from Apogent Technologies, Inc. A copy of our press release dated July 31, 2003 announcing the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  c)
  Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description
99.1	Press Release dated July 31, 2003, entitled "Inverness Medical Innovations, Inc. Agrees to Acquire Rapid Diagnostic Test Business From Apogent Technologies Inc."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
	By:	/s/ JAY MCNAMARA Jay McNamara Associate General Counsel & Assistant Secretary
Dated: August 1, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 31, 2003, entitled "Inverness Medical Innovations, Inc. Agrees to Acquire Rapid Diagnostic Test Business From Apogent Technologies Inc."

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ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX